Exhibit 10.2

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of November 30, 2012, is between TIMKEN RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”) and THE TIMKEN CORPORATION, an Ohio corporation (the “Originator”).

W I T N E S S E T H:

WHEREAS, the Buyer and the Originator are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of November 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Buyer and the Originator have agreed to amend the Agreement on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

2. Amendment to the Agreement. The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Excluded Receivable” means any indebtedness or other obligations owed to the Buyer or the Originator by (x) Autozone, Inc. in connection with the sale of goods or the rendering of services by Originator to Autozone, Inc., (y) General Parts International, Inc. in connection with the sale of goods or the rendering of services by Originator to General Parts International, Inc. or (z) Honeywell International Inc. in connection with the sale of goods or the rendering of services by Originator to Honeywell International Inc.

3. Representations and Warranties of the Originator. In order to induce the Buyer to enter into this Amendment, the Originator represents and warrants that:

(a) The representations and warranties of Originator set forth in Section 2.1 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and, there exists no Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 2.1 of the Agreement that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.

(b) The execution and delivery by the Originator of this Amendment has been duly authorized by proper corporate proceedings of the Originator and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

5. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement as amended by this Amendment.

6. Costs and Expenses. The Originator agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Buyer and the Buyer’s assigns, which attorneys may be employees of the Buyer or its assigns) incurred by the Buyer and its assigns in connection with the preparation, execution and enforcement of this Amendment.

7. CHOICE OF LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

TIMKEN RECEIVABLES CORPORATION, as the Buyer

By:	/S/ J. TED MIHAILA
Name: J. Ted Mihaila Title: Treasurer

THE TIMKEN CORPORATION, as the Originator

By:	/S/ J. TED MIHAILA
Name: J. Ted Mihaila Title: Senior Vice President and Controller

Signature Page to

Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement

Consented to by:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/S/ DEVANG SODHA
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent

By:	/S/ DEVANG SODHA
Name: Devang Sodha
Title: Director

SUNTRUST BANK, as a Managing Agent

By:	/S/ MICHAEL PEDEN
Name: Michael Peden
Title: Vice President

Signature Page to

Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement